Oppenheimer Real Estate Fund

Supplement dated September 3, 2009
to the Prospectus dated August 21, 2009

This supplement amends the Prospectus of Oppenheimer Real Estate Fund (the "Fund") dated August 21, 2009. The Prospectus is revised as follows:

The first paragraph of the section titled "Dividends and Distributions," on page 42, is deleted in its entirety and is replaced by the following:

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends quarterly from its net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

September 3, 2009

PS0590.015